QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.4

WF-18

Replacement Warrant for Warrant Initially Issued May 12, 2000 and Reissued on June 25, 2001

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. WARRANTHOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

STOCK PURCHASE WARRANT
To Purchase Shares of Preferred Stock of
INTERNET BRANDS, INC.

        For value received, Internet Brands, Inc., (formerly CarsDirect.com, Inc), a Delaware corporation (the "Company") hereby grants to Penske Corporation, (the "Warrantholder," or "Holder"), and its assigns, the right, upon the terms and subject to the conditions hereinafter set forth, at any time during the period commencing on May 12, 2001 and ending on the close of business on December 31, 2008, to subscribe for and purchase from the Company up to One Hundred Fifty-eight Thousand Six Hundred Twenty-nine (158,629) fully paid and nonassessable shares of Series F Preferred of the Company ("Warrant Shares") at an exercise price per share of $4.03 (the "Exercise Price"). The exercise price and the number of shares for which the Warrant is exercisable shall be subject to performance criteria and adjustments as provided herein.

        1.    Title of Warrant.    Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company referred to in Section 2(c) below, by the registered holder hereof (the "Holder") in person or by duly authorized attorney, upon surrender of this Warrant and the Assignment Form attached hereto properly endorsed.

        2.    Exercise of Warrant.

          (a)   The purchase rights represented by this Warrant are exercisable, by the Holder, in whole or in part, in accordance with Section 2(b), at any time before the close of business on December 31, 2008.

  The Warrants are delivered pursuant that certain Operating Agreement by and among the Company, United Auto Group, Inc. and Penske Automotive Group, Inc., dated May 12, 2000, as amended on June 25, 2001.

          (b)   This Warrant shall be exercised by the surrender of this Warrant and the Notice of Exercise attached hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Exercise Price of the shares thereby purchased (by cash, check, or cancellation of indebtedness of the Company to the Holder, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a certificate for the number of shares of Series F Preferred Stock so purchased. The Company agrees that upon due exercise of this Warrant by the Holder, the shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant is exercised.

          (c)   In lieu of the cash payment set forth in Section 2(a) above, the Holder shall have the right ("Conversion Right") to convert this Warrant in its entirety (without payment of any kind) into that number of shares of Series F Preferred Stock equal to the quotient obtained by dividing the Net Value (as defined below) of the Shares of Series F Preferred Stock underlying this Warrant by the Fair Market Value (as defined below) of one share of Series F Preferred Stock. As used herein, (A) the Net Value means the aggregate Fair Market Value of the shares of Series F Preferred Stock subject to this Warrant minus the aggregate exercise price; and (B) the Fair Market Value of one share of Series F Preferred Stock means:

              (i)  if the exercise is in connection with a registered public offering of the Company's Common Stock, the Fair Market Value of one share of Series F Preferred Stock shall be the product of (x) the initial "Price to Public" of one share of Common Stock specified in the final prospectus with respect to the offering and (y) the number of shares of Common Stock into which each share of Series F Preferred Stock is convertible at the time of such exercise;

             (ii)  if the exercise is in connection with a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, the Fair Market Value of one share of Series F Preferred Stock shall be deemed to be the value received by the holders of the Company's Series F Preferred Stock pursuant to such Merger Transaction; and

            (iii)  in all other cases, the Fair Market Value of one share of Series F Preferred Stock shall be the fair market value as determined in good faith by the Company's Board of Directors.

          (d)   Certificates for shares purchased hereunder shall be delivered to the Holder within a reasonable period of time after the date on which this Warrant is exercised.

          (e)   The Company covenants that all shares of Series F Preferred Stock which may be issued upon the exercise of this Warrant will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

        3.    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the current Fair Market Value at which each share may be purchased hereunder shall be paid in cash to the Holder.

        4.    Charges, Taxes and Expenses.    Issuance of certificates for shares of Series F Preferred Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided however that in the event certificates for shares of Series F Preferred Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and provided further that upon any transfer involved in the issuance or delivery of any certificates for shares of Series F Preferred Stock, the Company may require reimbursement for any transfer tax.

        5.    Rights as Stockholders.    This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon exercise of this Warrant, the

Holder shall become entitled to all rights provided to Series F Preferred Holders under the Fifth Amended and Restated Investor Rights Agreement between the Company and certain stockholders dated February 6, 2001.

        6.    Exchange and Registry of Warrant.    This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at such office or agency a registry showing the name and address of the Holder. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

        7.    Loss, Theft, Destruction or Mutilation of Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant provided, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation..

        8.    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

        9.    Adjustment and Termination.

          (a)    Reclassification, etc.    If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise (including, without limitation, conversion of Series F Preferred Stock into Common Stock), change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, the shares of Series F Preferred Stock or other securities for which this Warrant is exercisable shall thereafter be convertible into the kind and number of shares of stock or other securities or property of the Company or otherwise to which the Holder would have been entitled if immediately prior to such change the Holder had acquired the shares of Series F Preferred Stock or other securities for which this Warrant is exercisable. If shares of the Company's Series F Preferred Stock or other securities purchasable hereunder are subdivided or combined into a greater or smaller number of shares, or if the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock, the Exercise Price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares. No adjustment on account of cash dividends or interest on the Company's Series F Preferred Stock or other securities purchasable hereunder will be made to the Purchase Price under this Warrant.

          (b)    Reorganization, Consolidation, Merger.    In case of any reclassification of the outstanding Series F Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend) or in case of any sale of all or substantially all of the property, assets, business and goodwill of the Company, it shall be a condition of any such transaction that the Company, or such successor or purchasing corporation, as the case may be, shall provide, by a written instrument delivered to the Warrantholder, that the Warrantholder shall thereafter be entitled subject to the same terms and conditions of exercise, upon exercise of this Warrant, to the kind and amount of shares of stock or other equity securities, or other property or assets (including cash) that would have been receivable by such Warrantholder upon such reclassification, consolidation, merger or sale, if this Warrant had been exercised immediately prior thereto. Such corporation, which thereafter shall be deemed to be the "Company" for purposes of this Warrant, shall provide in such written instrument for adjustments to the exercise price that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9.

          (c)    Notice of Adjustment.    Upon any adjustment of the securities issuable upon exercise of this Warrant the Exercise Price for the shares, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company. The notice of adjustment shall be accompanied by a certificate of the Chief Financial Officer setting forth the number of Warrant Shares purchasable upon exercise of the Warrant, the exercise price after such adjustment, a brief statement of facts regarding the adjustment and the computation by which such adjustment was made.

        10.    Authorized Shares.    The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Series F Preferred Stock or other securities purchasable hereunder a sufficient number of shares to provide for the issuance of Series F Preferred Stock or other securities upon the exercise of any purchase rights under this Warrant.

        11.    Lockup Agreement.    In consideration for the Company agreeing to its obligations hereunder, the Warrantholder and each transferee of Warrantholder's rights hereunder, agrees in connection with the first registration of the Company's securities, upon the request of the Company or the underwriters managing such underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant, any option for the purchase of, or otherwise dispose of any shares of Series F Preferred or other securities of the Company (other than those included in the Registration) into which such Series F Preferred Stock is convertible without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may specify. The Warrantholder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the foregoing provisions.

        12.    Record Date.

          (a)   If the Company shall fix a record date of the holders of Series F Preferred Stock (or other stock or securities at the time deliverable on exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class of any other securities, or to receive any other right;

          (b)   In the event of any reorganization or recapitalization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or any transfer of all or substantially all of the assets of the Company to another entity;

          (c)   In the event of the voluntary or involuntary dissolution, liquidation or winding up of the Company or;

          (d)   If the Company files a registration statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission for an offering of the Company's capital stock.

          Then, in any such event, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, (ii) the date on which a record is to be taken for the purpose of voting on or approving such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up and the date on which such event is to take place and the time, if any is to be fixed, as of which the holders of record of Series F Preferred Stock (or such other stock or securities at the time deliverable on exercise of this Warrant) shall be entitled to exchange their shares of Series F Preferred Stock (or such other stock or securities) for securities or other property deliverable on such reorganization, recapitalization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up and stating the amount and character of the cash, securities or other property to be received in such action or (iii) the date on which the Company's registration statement was filed and the class of securities proposed to be registered. Such notice shall be given at least twenty-one days prior to the record date therein specified at least twenty-one days prior to filing the registration statement other than the filing of its initial public offering. Any violation by the Company of the notice provisions contained in Section 12 herein shall not by itself be considered a breach of any other agreement.

        13.    Miscellaneous.

          (a)    Issue Date.    The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state.

          (b)    Restrictions on Transfer.    This Warrant may be transferred, in whole or in part, subject to compliance with the terms and conditions hereof. The Holder also acknowledges that the securities acquired upon the exercise of this Warrant may have restrictions upon its transfer or resale imposed by state and federal securities laws.

          (c)    Modification and Waiver.    This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

          (d)    Tender Offer.    In the event the Company enters into an agreement contemplating a tender offer or exchange offer for the Series F Preferred Stock, the Company shall use its best efforts to cause the tender offer or exchange offer to provide that in lieu of exercising the Warrant, and tendering or exchanging the number of underlying shares of Series F Preferred Stock, the Holder will be entitled to (i) tender the Warrant to the offeror at a price equal to the number of shares then exercisable under the Warrant multiplied by the difference between (x) the price per share of Series F Preferred Stock in the tender offer, and (y) the exercise price per share or (ii) exchange the Warrant for a number of shares of the type offered in the exchange offer (the "Exchange Shares") equal to the number of shares of Series F Preferred Stock for which the Warrant is exercisable multiplied by the exchange ratio in the exchange offer less a number of Exchange Shares with a market value equal to the aggregate exercise price under the warrant, as the case may be.

          (e)    Notices.    All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed to the Holder at its address as shown on the books of the Company or to the Company at 909 N. Sepulveda Blvd. 11TH Floor, El Segundo, CA 90245, Attention: General Counsel.

          Each such notice, report or other communication shall for all purposes under this Warrant be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if sent by telecopier with written confirmation, at the earlier of (i) 24 hours after confirmation of transmission by the sending telecopier machine or (ii) delivery of written confirmation.

Dated as of April 2, 2007
INTERNET BRANDS, INC.

	By:	/s/ ROBERT N. BRISCO
	Name:	Robert N. Brisco
	Title:	CEO

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute
this form and supply the required information.
Do not use this form to purchase shares.)

        FOR VALUE RECEIVED, the undersigned hereby, sells, assigns and transfers unto:

whose address is
(Please Print)
and whose Social Security or other Taxpayer Identification Number is:

the foregoing Warrant and all rights thereunder, hereby constituting and appointing                        to transfer said Warrant on the books of the Company, will full power of substitution in the premises.

Dated:                        , 20    .

Holder's Signature:

Holder's Name:
(Please Print)
Holder's Address:
(Please Print)

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company or by a member of the National Association of Securities Dealers, Inc. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NOTICE OF EXERCISE

To:	Internet Brands, Inc. 909 N. Sepulveda Blvd., 11th floor. El Segundo, CA 90245

        (1)   The undersigned hereby elects to purchase                        shares of Series F Preferred Stock (the "Shares") of Internet Brands, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

        (2)   Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)

(Print Address)

        (3)   The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

        (4)   The undersigned agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of the securities of the Company which are acquired directly from the Company, held by the undersigned (other than those securities included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering.

(Date)	(Signature)

(Print Name)

QuickLinks

  Exhibit 10.4